Supplement dated May 27, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by National Integrity Life Insurance Company Through its Separate Account I

This is the final of four required notices that contain similar information. No action is required.

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above describes changes to the Money Market Portfolio available in the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

Effective April 24, 2015, Touchstone VST Money Market Fund was replaced with Fidelity VIP Money Market Portfolio

National Integrity Life Insurance Company replaced the Touchstone VST Money Market Fund Variable Account Option in your variable annuity with the Fidelity VIP Money Market Portfolio Variable Account Option, as indicated in the chart below.

Previous Variable Account Option	Current/Replacement Variable Account Option
Touchstone VST Money Market Fund	Fidelity VIP Money Market Fund, Initial Class

Any Account Value you had in the Touchstone VST Money Market Fund (“Touchstone Money Market”) at the end of the Business Day on April 24, 2015 was transferred to the Fidelity VIP Money Market Fund (“Fidelity Money Market”).  You did not incur a transfer charge and the transfer did not count toward the number of free transfers allowed each year under your contract.

Free Transfer(1) — This is a reminder that you may transfer Account Value that was moved to the Fidelity Money Market to any available Investment Option.  The available Investment Options are listed on the enclosed Transfer Form.  If you elect to transfer your money out of the Fidelity Money Market anytime between before June 26, 2015, you will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

Guaranteed Lifetime Income Advantage Rider — If you purchased a Guaranteed Lifetime Income Advantage Rider (a Guaranteed Lifetime Withdrawal Benefit only available with the AdvantEdge variable annuity), this replacement took effect as described above.  Your investment allocations remain in compliance with all investment requirements associated with those riders.  No action is required on your part.  Important note: You may not exercise your free transfer if you are amid a 90-day waiting period between allocation changes on your Rider.  If you are not amid a 90-day waiting period and you exercise your free transfer described above, you will start the 90-day waiting period between allocation changes on your Rider.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that were previously directed to the Touchstone Money Market are now directed to the Fidelity Money Market.

(1)  See “Important note” about exercising the free transfer if you have the Guaranteed Lifetime Income Advantage Rider.

Description of Fidelity VIP Money Market Portfolio — The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.  The advisor invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.  The advisor may enter into reverse repurchase agreements and may invest more than 25% of total assets in the financial services industries.  The advisor will invest in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Expense Comparison — Following are the total annual portfolio operating expenses of the Fidelity Money Market Fund, as well as the Touchstone Money Market fund, for comparison.

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Total Annual Expenses
Fidelity VIP Money Market, Initial Class	0.17%	0.00%	0.08%	0.25%

Touchstone VST Money Market	0.18%	0.25%	0.32%	0.75%

For more information about the Fidelity Money Market, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.

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